UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 24, 2007
                                                         ----------------

                            Valpey-Fisher Corporation
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

              Maryland              1-4184             06-0737363
              --------              ------             ----------
    (State or other jurisdiction  Commission File     (IRS Employer
          of incorporation)          Number       Identification Number)

   75 South Street, Hopkinton, MA                         01748
(Address of principal executive offices)                (Zip Code)

      Registrant's telephone number, including area code: (508) 435-6831

                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
                ----------------------------------------------------------------

      On October 24, 2007, the Board of Directors of Valpey-Fisher Corporation ("the Company") voted to amend Sections 1, 2, and 3 of Article VIII of the Company's By-Laws to permit the use of uncertificated shares of the Company's capital stock. The amendments were adopted in connection with the Company becoming eligible to participate in the Direct Registration System by January 1, 2008, as required by the American Stock Exchange rules.



Item 9.01.      Financial Statements and Exhibits.
                ---------------------------------

(d)     Exhibits

        Exhibit No.    Description
        -----------    -----------

        3.2 Amendment to Article VIII, Sections 1, 2, and 3 of the By-Laws effective October 24, 2007. Filed herewith.

                                    Signature


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Valpey-Fisher Corporation

        Date:  October 25, 2007               By: /s/ Michael J. Kroll
                                                  --------------------

                                                  Michael J. Kroll
                                                  Vice President, Treasurer and
                                                  Chief Financial Officer